UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2007
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) Changes in Base Salaries for Certain Executive Officers. Effective August 22, 2007, the Compensation Committee of the Board of Directors of the Company increased the annual base salaries of its named executive officers. Other than the changes in base salary and the resulting changes in severance amounts and target bonuses (each of which is determined based on base salary), all other terms of the compensation arrangements for such named executive officers remained unchanged. Attached as Exhibit 10.1 to this Form 8-K and incorporated herein by this reference is a summary of the compensation of the named executive officers, as amended.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
10.1	Description of Compensation Arrangements for Certain Executive Officers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: August 22, 2007	By:	/s/ James M. McCluney
James M. McCluney,
Chief Executive Officer and President

Date: August 22, 2007	By:	/s/ Michael J. Rockenbach
Michael J. Rockenbach
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Description of Compensation Arrangements for Certain Executive Officers